Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

AMONG

GEOKINETICS INC.

and

the parties named herein

Dated as of November 30, 2005

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Registration Rights Agreement” or this “Agreement”) dated November 30, 2005, between Geokinetics Inc., a Delaware corporation (the “Company”), and the Investors (as defined below and together with their respective successors and assigns, the “Holders”).

Terms defined in that certain Stock Purchase Agreement (the “Purchase Agreement”) dated as of July 29, 2005, between the Company, SCF-III, L.P., a Delaware limited partnership (“SCF”), and James White, an individual of Houston, Texas (together with SCF, the “Investors”), unless defined herein, are used as therein defined.

WHEREAS, pursuant to the Purchase Agreement, the Company has issued an aggregate of 1,000,000 shares (the “Shares”) of its Common Stock, $0.01 par value per share (the “Geokinetics Common Stock”), to the Investors;

WHEREAS, certain obligations of the Company and the Investors are conditioned upon the execution and delivery of this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

SECTION 1.         Registration Rights.

(a)           Demand Registration.

(1)           Request for Registration.  At any time on or after the first anniversary of the Date of Closing, (i) a Holder or Holders of in excess of 25% of the Registrable Securities may make a written request for registration under the Securities Act (“Demand Registration”) of all or part of its or their Registrable Securities; provided that the Company shall not be obligated to effect more than two Demand Registrations under this Section 1(a)(1) in respect of the Registrable Securities.  Such request will specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof.  Within ten (10) business days after receipt of such request, the Company will give written notice of such registration request to all other Holders, use all commercially reasonable efforts to effect, as soon as practicable, the registration under the Securities Act, and include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein from the Holders thereof within fifteen (15) business days after receipt by the applicable Holder of the Company’s notice.  Each such request will also specify the aggregate number of Registrable Securities to be registered and the intended method of disposition thereof.

(2)           Effective Registration and Expenses.  A registration will not count as a Demand Registration until it has become effective (unless the Holders demanding such registration withdraw the Registrable Securities, in which case such demand will count as a Demand Registration unless the Holders of such Registrable Securities agree to pay all

Registration Expenses (as hereinafter defined) relating to such registration).  Except as provided above, the Company will pay all Registration Expenses in connection with any registration initiated as a Demand Registration, whether or not it becomes effective.

(3)           Priority on Demand Registrations.  If the Holders of a majority of the Registrable Securities to be registered in a Demand Registration so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering.  In such event, if the managing underwriter or underwriters (the “Underwriters”) of such offering advise the Company and the Holders in writing that in their opinion the Registrable Securities requested to be included in such offering is sufficiently large to materially and adversely affect the success of such offering, then (i) the Holders of Registrable Securities shall be entitled to participate in such Demand Registration (pro rata on the basis of the amount of Registrable Securities requested to be included in such registration by each such Holder) first; and (ii) the Company and other equity security holders of the Company entitled to participate will be entitled to participate in such registration (with the holders of such securities being entitled to participate in accordance with the relative priorities, if any, as shall exist among them), in each case with further pro rata allocations to the extent any such person has requested registration of fewer securities than such person is entitled to have registered so that the number of securities to be included in such registration will not exceed that amount that can, in the opinion of such Underwriters, be sold without any such material adverse effect.  To the extent Registrable Securities so requested to be registered are excluded from the offering, the Holder or Holders who shall have initiated the Demand Registration shall have the right to one additional Demand Registration under this section with respect to Registrable Securities for the number of securities so excluded (but in no event shall such additional Demand Registration relate to less than a majority of the shares in the aggregate of Registrable Securities held by such initiating Holder or Holders and so excluded).

(4)           Selection of Underwriters.  If any Demand Registration is in the form of an underwritten offering, the Holders of a majority of the aggregate number of the outstanding Registrable Securities shall designate the Underwriter or a group of Underwriters to be utilized in connection with the public offering of such Registrable Securities, which selection shall be reasonably acceptable to the Company.  The Company shall enter into an underwriting agreement in customary form with such Underwriter or Underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 1(e) hereof.  The Holders of Registrable Securities to be distributed by such Underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Underwriters also be made to and for their benefit and that any and all of the conditions precedent to the obligations of such Underwriters under such underwriting agreement also be conditions precedent to their obligations.  No Holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the Underwriters other than representations, warranties or agreements regarding such Holder and its ownership of the Registrable Securities being registered on its behalf and such Holder’s intended method of distribution and any other representation required by law.

(5)           Deferral.  Notwithstanding anything to the contrary contained in this Section 1(a), the Company shall not be obligated to prepare and file, or cause to become effective, any registration statement pursuant to this Section 1(a) hereof at any time when, in the good faith judgment of its Board of Directors, the filing thereof at the time requested or the effectiveness thereof after filing should be delayed to permit the Company to include in the registration statement the Company’s financial statements (and any required audit opinion thereon) for the then immediately preceding fiscal year or fiscal quarter, as the case may be.  The filing of a registration statement by the Company cannot be deferred pursuant to the provisions of the immediately preceding sentence beyond the time that such financial statements (or any required audit opinion thereon) would be required to be filed with the Commission as part of the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, if the Company were then obligated to file such reports.  Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to cause a registration statement previously filed pursuant to this Section 1(a) to become effective, and may suspend sales by the Holders of Registrable Securities under any registration that has previously become effective, at any time when, in the good faith judgment of its Board of Directors, it reasonably believes that the effectiveness of such registration statement or the offering of securities pursuant thereto would materially adversely affect a pending or proposed acquisition, merger, recapitalization, consolidation, reorganization or similar transaction or negotiations, discussions or pending proposals with respect thereto; provided that deferrals pursuant to this sentence shall not exceed, in the aggregate, ninety (90) days in any 365-day period.  The filing of a registration statement, or any amendment or supplement thereto, by the Company cannot be deferred, and the rights of Holders of Registrable Securities to make sales pursuant to an effective registration statement cannot be suspended, pursuant to the provisions of the immediately preceding sentence for more than fifteen (15) days after the abandonment or thirty (30) days after the consummation of any of the foregoing proposals or transactions or, in any event, for more than thirty (30) days after the date of the Board’s determination pursuant to the immediately preceding sentence of this Section 1(a)(5).

(b)           S-3 Registrations.

(1)           Request for Registration.  At any time on or after the first anniversary of the Date of Closing, (i) a Holder or Holders of in excess of 25% of the Registrable Securities may make a written request for registration under Form S-3 of the Securities Act or any successor or similar form (an “S-3 Registration”) of all or part of its or their Registrable Securities.  Such request will specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof.  Within ten (10) business days after receipt of such request, the Company will give written notice of the proposed registration and any related qualification or compliance to all other Holders, use all commercially reasonable efforts to effect, as soon as practicable, the registration under the Securities Act, and include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein from the Holders thereof within fifteen (15) business days after receipt by the applicable Holder of the Company’s notice.  Each such request will also specify the aggregate number of Registrable Securities to be registered and the intended method of disposition thereof.  Subject to Section 1(b)(3), the Company shall file a registration statement covering the Shares and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

(2)           Expenses.  The Company will pay all Registration Expenses in connection with any registration initiated as an S-3 Registration, whether or not it becomes effective.  Registrations affected pursuant to Section 1(b) shall not be counted as demands for registration or registrations affected pursuant to Section 1(a).

(3)           Deferral.  Notwithstanding anything to the contrary contained in this Section 1(b), the Company shall not be obligated to prepare and file, or cause to become effective, any registration statement pursuant to this Section 1(b) hereof at any time when, (i) Form S-3 is not available for such offering; or (ii) the Holders, together with the stockholders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities at an aggregate price to the public of less than $500,000.00; or (iii) at any time when, in the good faith judgment of its Board of Directors, it reasonably believes that the effectiveness of such registration statement or the offering of securities pursuant thereto would materially adversely affect a pending or proposed acquisition, merger, recapitalization, consolidation, reorganization or similar transaction or negotiations, discussions or pending proposals with respect thereto; provided that deferrals pursuant to this sentence shall not exceed, in the aggregate, ninety (90) days in any 365-day period.  The filing of a registration statement, or any amendment or supplement thereto, by the Company cannot be deferred, and the rights of Holders of Registrable Securities to make sales pursuant to an effective registration statement cannot be suspended, pursuant to the provisions of the immediately preceding sentence for more than fifteen (15) days after the abandonment or thirty (30) days after the consummation of any of the foregoing proposals or transactions or, in any event, for more than thirty (30) days after the date of the Board’s determination pursuant to the immediately preceding sentence of this Section 1(b)(3).

(c)           Piggy-Back Registration.

(1)           If the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its security holders of any class of equity security, excluding registration statements relating to any registration (i) on Form S-4 or S-8 or any successor or similar form, (ii) filed pursuant to Rule 145 under the Securities Act or any successor or similar form, (iii) related solely to any employee benefit plan or interests therein, (iv) related solely to debt securities of the Company, then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than twenty (20) business days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of Registrable Securities as each such Holder may request (a “Piggy-Back Registration”).

(2)           The Company shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in the registration statement for such offering to be included on the same terms and conditions as any similar securities of the Company or of such other security holders included therein.  Notwithstanding the foregoing, if the Underwriters of such offering deliver a written opinion to the Company that either because of (i) the kind or combination of securities which the Holders, the Company and any other persons or entities intend to include in such offering or (ii) the size of the offering which the Holders, the Company and such other persons intend to make, are such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then (a) in the event that the size of the offering is the basis of such Underwriter’s opinion, the amount of securities to be offered for the accounts of the Holders shall be reduced pro rata (according to the Registrable Securities and other securities proposed for registration by Holders) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such Underwriters; and (b) in the event that the kind (or combination) of securities to be offered is the basis of such Underwriter’s opinion, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (a) above or (y) if the actions described in clause (x) would, in the judgment of the Underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

The Company will pay all Registration Expenses (as defined herein) in connection with each registration of Registrable Securities.

(d)           Registration Procedures.  If and whenever the Company is required to use its reasonable commercial efforts to effect the registration of any Registrable Securities under the Securities Act, the Company will promptly:

(1)           prepare and file with the Securities and Exchange Commission a registration statement with respect to such securities, make all required filings with the National Association of Securities Dealers, Inc. and use commercially reasonable efforts to cause such registration statement to become effective;

(2)           prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement, but in no event for a period of more than one year after such registration statement becomes effective;

(3)           furnish to counsel (if any) selected by Holders of a majority of the Registrable Securities covered by such registration statement copies of all documents proposed to be filed with the Securities and Exchange Commission in connection with such registration, which documents will be subject to the review of such counsel;

(4)           furnish to each seller of such securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits, except that the Company shall not be obligated to furnish any seller of securities with more than two copies of such exhibits), such number of copies of the prospectus included in such registration statement (including such preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the securities owned by such seller;

(5)           use its commercially reasonable efforts to register or qualify such securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to consent to general service of process in any such jurisdiction;

(6)           furnish to each seller a signed counterpart, addressed to the sellers, of

(i)            an opinion of counsel for the Company, dated the effective date of the registration statement, reasonably satisfactory in form and substance to such Holders’ counsel referred to in Section 1(d)(3), and

(ii)           subject to the accountants obtaining the necessary representations as specified in Statement on Auditing Standards No. 72, a “comfort” letter signed by the independent public accountants who have certified the Company’s financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and, in the case of such accountants’ letter, with respect to changes subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the Underwriters in underwritten public offerings of securities;

(7)           notify each seller of any securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(8)           otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

(9)           use its best efforts to list such securities on any securities exchange on which the Geokinetics Common Stock is then listed, if such securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a trustee, transfer agent and registrar and paying agent for such Registrable Securities not later than the effective date of such registration statement;

(10)         in any underwritten offering, use its best efforts to cause the indemnity and contribution terms between the sellers and the Underwriters to be no more burdensome to the sellers than the indemnity and contribution terms between the sellers and the Company set forth in Section 1(e) hereof; and

(11)         promptly notify each Holder and the Underwriter or Underwriters, if any:

(i)            when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

(ii)           of any written comments from the Securities and Exchange Commission with respect to any filing referred to in clause (i) and of any written request by the Securities and Exchange Commission for amendments or supplements to such registration statement or prospectus;

(iii)          of the notification to the Company by the Securities and Exchange Commission of its initiation of any proceeding with respect to the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of such registration statement; and

(iv)          of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction.

The Company may require each seller of any securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith.

Each such Holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

By acquisition of Registrable Securities, each Holder of such Registrable Securities shall be deemed to have agreed that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 1(d)(7) hereof, such Holder will promptly discontinue such Holder’s disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 1(d)(7) hereof.  If so directed by the Company, each Holder of Registrable Securities will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice.  In the event the Company shall give any such notice, the period mentioned in Section 1(d)(2) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 1(d)(7) hereof.

In connection with any underwritten offering, all Registrable Securities to be included in such registration shall be subject to the related underwriting agreement and no person may participate in such registration unless such person agrees to sell such person’s securities on the basis provided in the underwriting arrangement approved by the persons for whose account such underwritten registration is initially filed and completes and executes all customary questionnaires, indemnities, underwriting agreements and other reasonable documents which must be executed under the terms of such underwriting arrangements.

(e)           Indemnification and Contribution.

(1)           Indemnification by Company.  The Company agrees to indemnify and hold harmless each Holder of Registrable Securities, its officers, directors, employees and agents and each person who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20(a) of the Exchange Act, from and against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information relating to such indemnified Holder and furnished in writing to the Company by such indemnified Holder expressly for use therein.  This indemnity will be in addition to any liability which the Company may otherwise have.

(2)           Indemnification by Selling Holders.  Each selling Holder will severally, not jointly and severally, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20(a) of the Exchange Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s officers directors, employees or agents or any person who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20(a) of the Exchange Act, from and against all losses, claims, liabilities and expenses (including reasonable costs of investigation and legal expenses), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent (and only to the extent) that such untrue statement or omission or allegation thereof is made in reliance on and in conformity with the information relating to such Holder and furnished in writing to the Company by such Holder expressly for use in connection with such registration; provided, however, that the total amounts payable in indemnity by a Holder under this Section 1(e) shall not exceed the net proceeds received by such Holder in the registered offering out of which such event giving rise to the indemnity arises.

(3)           Notice. If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an indemnified party in respect of which indemnity may be sought from the indemnifying party, such indemnified party shall promptly notify the indemnifying party in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and the payment of all expenses.  Such indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party except that the indemnifying party shall be responsible for the reasonable fees and expenses of such counsel if (but only if) (a) the indemnifying party has agreed to pay such fees and expenses or (b) the indemnifying party shall have failed to assume the defense of such action or proceeding and has failed to employ counsel reasonably satisfactory to such indemnified party in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and there are one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for such indemnified party and any other indemnified parties, which firm shall be designated in writing by such indemnified parties).  The indemnifying party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the indemnifying party agrees to indemnify and hold harmless such indemnified parties from and against any loss or liability by reason of such settlement or judgment.

(4)           Contribution.  If (a) the indemnification provided for in Section 1(e)(1) is unavailable to an indemnified Holder in respect of any losses, claims, damages, liabilities or expenses referred to therein or (b) contribution under the Securities Act may be required on the part of such indemnified Holder, then the Company, in lieu of indemnifying such Holder, shall contribute to the amount paid or payable by such Holder as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative fault of the Company on the one hand and of the Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holder and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 1(e)(2) and 1(e)(3), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Company and each Holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 1(e)(4) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 1(e)(4), a Holder shall not be required to contribute any amount in excess of the amount by which the total net proceeds received by such Holder or its affiliated Holders from the sale to the public of Registrable Securities exceeds the amount of any damages which such Holder, or its affiliated Holders, has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f)            Transfer of Registration Rights.  The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be transferred by a Holder to a transferee, provided that: (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the securities with respect to which such registration rights are being assigned; (ii) such transferee acquires at least 25% of a Holder’s Registrable Securities; and (iii) such transferee agrees in writing to be bound by and subject to the terms and conditions of this Agreement.  Notwithstanding the foregoing, a transfer of registration rights by a Holder to a partner, shareholder or affiliate of the Holder shall not be subject to the minimum shareholding requirement in the preceding sentence.

(g)           Certain Definitions.

(1)           “Registrable Securities” means shares of Geokinetics Common Stock, issued pursuant to the Purchase Agreement.  As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (C) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (D) they shall have ceased to be outstanding.

(2)           “Registration Expenses” means all expenses incident to the Company’s performance of or compliance with Section 1 hereof, including, without limitation, all registration and filing fees, all fees and expenses of complying with securities or blue sky laws, fees and other expenses associated with filings with the National Association of Securities Dealers, Inc. (including, if required, the reasonable fees and expenses of any “qualified independent underwriter” and its counsel), all printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, the fees and disbursements of one counsel retained by the Holders of Registrable Securities, the expenses of any special audits made by such accountants required by or incident to such performance and compliance, but not including (a) fees and disbursements of more than one counsel retained by the Holders of Registrable Securities, or (b) such Holders’ proportionate share of underwriting discounts and commissions.

SECTION 2.         Notices to Company and Holders.  Any notice or demand authorized by this Agreement to be given or made by the Holders to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed to the office of the Company expressly designated by the Company at its office for purposes of this Agreement (until the Holders are otherwise notified in accordance with this Section by the Company), as follows:

Geokinetics Inc.

One Riverway, Suite 2100

Houston, Texas  77056

Attention: President

Any notice pursuant to this Agreement to be given by the Company to any Holder shall be sufficiently given when and if deposited in the mail, first class or registered, postage prepaid, addressed (until the Company is otherwise notified in accordance with this Section by such Holder) to such Holder at the address appearing in the stock records of the Company.

SECTION 3.         Supplements and Amendments.  This Agreement may not be amended without the consent of the Company and the Holders of a majority of the Registrable Securities then outstanding and entitled to the registration rights set forth herein.

SECTION 4.         Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

SECTION 5.         Termination.  This Agreement (except for Section 1(e)) shall terminate with respect to any Holder on the earlier to occur of (i) 5:00 p.m., Houston time, on July 29, 2010, or (ii) the later of (A) the date on which all of the Registrable Securities constitute less than 2% of the outstanding Geokinetics Common Stock and (B) the date on which all of the Registrable Securities may be immediately sold to the public under Rule 144(k) or any successor provision.

SECTION 6.         Governing Law.  THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF SAID STATE.

SECTION 7.         Benefits of This Agreement.  Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the registered holders of the Shares any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the registered holders of the Shares.  Nothing herein shall prohibit or limit the Company from entering into an agreement providing holders of securities which may hereafter be issued by the Company with such registration rights exercisable at such time or times and in such manner as the Board of Directors shall deem in the best interests of the Company so long as the performance by the Company of its obligations under such other agreement will not cause the Company to breach its obligations hereunder to the Holders.

SECTION 8.         Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

[Signature Page Follows]

[Signature Page of Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

COMPANY

GEOKINETICS INC.

By:
Name:
Title:

HOLDERS

All those Holders whose signature pages
are attached hereto

HOLDER SIGNATURE PAGE

SCF-III, L.P.

By: L.E. Simmons and Associates, Incorporated, Its General Partner

By:
Name:
Title:

Address:

600 Travis Street, Suite 6600
Houston, Texas 77002
Attn: Adam Zylman

(Facsimile Number)

HOLDER SIGNATURE PAGE

James White, INDIVIDUALLY

Address:

302 Cove Creek Lane
Houston, Texas 770

(Facsimile Number)